         AMERICAN STRATEGIC
         INCOME PORTFOLIO
         ASP




         ANNUAL REPORT
         NOVEMBER 30, 2000




[LOGO]FIRST AMERICAN-Registered Trademark-
      Asset Management

                                    [LOGO]FIRST AMERICAN-Registered Trademark-
                                          Asset Management


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
    TABLE OF CONTENTS
 1  Fund Overview

 4  Financial Statements and Notes

14  Investments in Securities

18  Independent Auditors'
    Report

19  Federal Income
    Tax Information

20  Shareholder Update


AMERICAN STRATEGIC INCOME PORTFOLIO


PRIMARY INVESTMENTS

Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.


------------------------------------------------------------------------------
AVERAGE ANNUALIZED TOTAL RETURNS
------------------------------------------------------------------------------

Based on net asset value for the periods ended November 30, 2000

                                  One Year      Five Year    Since Inception
                                                               12/27/1991
American Strategic Income
  Portfolio                         9.55%         7.58%          8.19%
Lehman Brothers Mutual Fund
  Government/Mortgage Index         9.81%         6.55%          6.93%

The average annualized total returns for American Strategic Income Portfolio are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended November 30, 2000, were 6.68%, 7.60%, and 6.53%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value.

Therefore, you may be unable to realize the full net asset value of your shares when you sell. - The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Strategic Income Portfolio is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations. - The since inception number for the Lehman index is calculated from the month end following the fund's inception through November 30, 2000.

------------------------------------------------------------------------------



------------------------------------------------------------------------------
          NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE
------------------------------------------------------------------------------

        FUND
            OVERVIEW

------------------------------------------------------------------------------

FUND MANAGEMENT


JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio. He has 15 years of financial experience.


DAVID STEELE
assists with the management of American Strategic Income Portfolio. He has 22 years of financial experience.


RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio. He has 15 years of financial experience.


------------------------------------------------------------------------------
January 15, 2001

AMERICAN STRATEGIC INCOME PORTFOLIO HAD A TOTAL RETURN OF 9.55% FOR THE YEAR ENDING NOVEMBER 30, 2000, BASED ON ITS NET ASSET VALUE (NAV). This is in line with the 9.81% return for its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index. The fund returned 6.68% based on its market price over the same time frame. Increases in both the fund's income levels and the prices of its holdings due to loan purchases and falling interest rates contributed to its positive performance.

THE RECENT DOWNWARD TREND IN INTEREST RATES AND THE FEDERAL RESERVE'S RATE CUTS AFTER THE PERIOD END PROVED TO BE BENEFICIAL TO THE FUND'S INCOME STREAM. Lower short-term rates decreased our borrowing costs, which helped increase the income levels of the fund and also the fund's NAV. The fund paid out $0.9575 cents per share in dividends for the year, resulting in an annualized distribution rate of 8.58% based on the November 30, 2000 market price. In January 2001 after the fiscal year-end, we raised the monthly dividend of the fund from 7.25 cents per share to 8.25 cents per share. The fund's new dividend level will result in an annualized earnings rate of 8.85% based on the November 30, 2000 market price. The increasing income stream also allowed the fund's dividend reserve to increase to 8.88 cents per share as of the end of the reporting period.

THE NAV OF THE FUND WAS ALSO POSITIVELY IMPACTED AS THE LOWER TREASURY RATE ENVIRONMENT INCREASED THE PRICES OF OUR WHOLE LOANS AND MORTGAGE-BACKED SECURITIES. The NAV of the fund ended the year at $12.51 per share, up from $12.35 per share a year ago. The fund's market price of $11.19 per share continued to trade at a discount to its NAV. However, in the past two months share prices have increased, narrowing the discount to -7.34% as of the date of this letter. Keep in mind that past performance is no guarantee of future results, and the fund's NAV, market price and distribution rate will fluctuate.



*All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------
As a percentage of total assets on November 30, 2000

Short-term Securities        1%
Commercial Loans            26%
Other Assets                 1%
Multifamily Loans           28%
Single-family Loans         12%
U.S. Agency Mortgage-
  backed Securities         32%

------------------------------------------------------------------------------
DELINQUENT LOAN PROFILE
------------------------------------------------------------------------------

The chart below shows the percentage of single-family loans** in the portfolio that are 30, 60, 90, or 120 days delinquent as of November 30, 2000, based on principal amounts outstanding.

Current                84.4%
----------------------------
30 Days                 8.2%
----------------------------
60 Days                 1.0%
----------------------------
90 Days                 0.2%
----------------------------
120+ Days               6.2%
----------------------------

** As of November 30, 2000, there were no multifamily or commercial loans delinquent.
------------------------------------------------------------------------------

1  Annual Report 2000  - American Strategic Income Portfolio

        FUND OVERVIEW CONTINUED


BECAUSE OF SIGNS OF A WEAKENING ECONOMY IN OCTOBER AND NOVEMBER, WE SOLD ABOUT HALF OF OUR SINGLE-FAMILY WHOLE LOANS AT FAVORABLE PRICES AND PRIMARILY REPLACED THEM WITH U.S. AGENCY MORTGAGE-BACKED SECURITIES. These agency securities, mainly Freddie Macs (Federal Home Loan Mortgage Corporation) and Fannie Maes (Federal National Mortgage Association), currently offer attractive net income to the fund and they reduce the overall credit risk in the portfolio because they are AAA-rated. Agency securities represented about 32% of the fund's total assets at period end, up from 22% on May 31, 2000. We also slightly increased the weighting in commercial loans to 26% of the fund's total assets. We currently find the commercial loan market offers more opportunities than single-family or multifamily loans. Therefore, the board of directors recently approved an increase to the limit of commercial loans in the fund from 25% to 35% of total assets. Whole loans-including single-family, multifamily, and commercial-continued to represent the majority of the portfolio with 66% of total assets collectively.

WE MAINTAINED OUR EMPHASIS ON GEOGRAPHICAL DIVERSIFICATION AS A WAY TO HELP US MANAGE THE CREDIT RISK THAT IS INHERENT TO THIS FUND. We spread out our loan investments in a variety of states to help avoid the risk of an economic downturn in any one region. The recent release of the year 2000 U.S. census results confirmed that we are heavily weighted in states which are experiencing the most population and job growth, especially in the Southern and Southwestern regions of the United States.

WE BELIEVE THE FEDERAL RESERVE'S DILIGENCE WITH MONETARY POLICY WILL KEEP THE ECONOMY HEALTHY AND OUT OF A RECESSION WHICH WILL BENEFIT THE FUND OVER THE LONG TERM. The only downfall to lower rates



------------------------------------------------------------------------------
Geographical Distribution
------------------------------------------------------------------------------

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of November 30, 2000. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

                      [MAP OF THE UNITED STATES]

Alabama
Alaska                            Less than 0.50%
Arizona                           7%
Arkansas                          Less than 0.50%
California                        5%
Colorado                          3%
Connecticut                       Less than 0.50%
Delaware
Florida                           8%
Georgia
Hawaii
Idaho
Illinois                          Less than 0.50%
Indiana
Iowa                              Less than 0.50%
Kansas                            Less than 0.50%
Kentucky
Louisiana                         Less than 0.50%
Maine                             Less than 0.50%
Maryland                          Less than 0.50%
Massachusetts                     Less than 0.50%
Michigan                          Less than 0.50%
Minnesota                         13%
Mississippi
Missouri                          Less than 0.50%
Montana                           3%
Nebraska                          3%
Nevada                            7%
New Hampshire                     3%
New Jersey                        2%
New Mexico                        1%
New York                          5%
North Carolina                    1%
North Dakota
Ohio                              Less than 0.50%
Oklahoma                          1%
Oregon                            5%
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee                         8%
Texas                             13%
Utah                              2%
Vermont
Virginia                          Less than 0.50%
Washington                        6%
West Virginia
Wisconsin
Wyoming

------------------------------------------------------------------------------
2 Annual Report 2000 - American Strategic Income Portfolio going forward is that the fund may start to see a higher level of prepayments as people refinance their mortgages to lock in lower rates. We would then have to reinvest these proceeds into lower-yielding investments for the fund. To help offset some of this risk, the fund's multifamily and commercial loans have prepayment penalties for good portions of a loan's life. In the past year the fund received $26,793 in prepayment penalties from these borrowers.
A recession would be the most harmful environment for the fund, as the risk of credit losses from loans defaulting would increase. The fund would suffer losses if the proceeds from the sales of foreclosed properties were less than the loan prices that the fund paid. Since inception, the fund has had net credit losses of $0.05 per share.

AT THE UPCOMING ANNUAL MEETING, WE WILL AGAIN ASK SHAREHOLDERS TO APPROVE THE FUND'S INVESTMENT IN THE PREFERRED STOCK OF REAL ESTATE INVESTMENT TRUST
(REIT) COMPANIES RATED INVESTMENT GRADE. REIT companies manage portfolios of real estate to earn profits for shareholders and their preferred stock pays out a specific dividend rate. We still see good values in this market and are asking shareholders to approve investing in these securities. We hope you will take a few minutes to read, vote on, and return the proxy you will receive in the mail. The proxy contains complete information about the proposal.

WE APPRECIATE YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO AND THE TRUST YOU HAVE PLACED IN OUR MANAGEMENT TEAM. In this volatile market and interest rate environment, we will remain diligent in monitoring the fund's holdings to avoid credit losses and maintain an attractive income stream.

------------------------------------------------------------------------------
VALUATION OF WHOLE LOAN INVESTMENTS

The fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

POTENTIAL TENDER OFFER

The fund has completed two of three potential tender offers for up to 10% of the fund's shares. The first tender was in 1997 and the second in 1999. The next tender, for up to 10% of the fund's shares, may occur in late fourth quarter 2001. This tender offer would be at net asset value (NAV), less expenses of the tender offer, and is contingent upon the discount between the fund's market price and NAV per share exceeding five percent during the twelve weeks preceding September 30, 2001, and upon the board determining at the time that the tender offer continues to be in the best interest of the fund's shareholders.

------------------------------------------------------------------------------
3  Annual Report 2000  - American Strategic Income Portfolio

               FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  November 30, 2000
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $64,007,733
Real estate owned (identified cost: $257,865) (note 2) .....        262,438
Cash in bank on demand deposit  ............................         47,519
Accrued interest receivable  ...............................        466,584
Other assets  ..............................................          4,910
                                                                -----------
  Total assets  ............................................     64,789,184
                                                                -----------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............     11,705,000
Accrued investment management fee  .........................         27,339
Accrued administrative fee  ................................         18,204
Accrued interest  ..........................................         34,209
Other accrued expenses  ....................................         94,787
                                                                -----------
  Total liabilities  .......................................     11,879,539
                                                                -----------
  Net assets applicable to outstanding capital stock  ......    $52,909,645
                                                                ===========

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $60,517,426
Undistributed net investment income  .......................        375,581
Accumulated net realized loss on investments  ..............     (9,131,413)
Unrealized appreciation of investments  ....................      1,148,051
                                                                -----------

  Total - representing net assets applicable to capital
    stock  .................................................    $52,909,645
                                                                ===========
* Investments in securities at identified cost  ............    $62,864,255
                                                                ===========

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................    $52,909,645
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................      4,230,294
Net asset value  ...........................................    $     12.51
Market price  ..............................................    $     11.19

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          4  2000 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS  For the Year Ended November 30,
                      2000
 ................................................................................

INCOME:
Interest (net of interest expense of $1,219,450) ...........     $4,849,162
                                                                 ----------

  Total investment income ..................................      4,849,162
                                                                 ----------

EXPENSES (NOTE 3):
Investment management fee  .................................        320,705
Administrative fee  ........................................        126,374
Custodian and accounting fees  .............................         48,304
Transfer agent fees  .......................................         22,560
Reports to shareholders  ...................................         47,266
Mortgage servicing fees  ...................................        106,960
Directors' fees  ...........................................          3,009
Audit and legal fees  ......................................         59,070
Other expenses  ............................................         68,023
                                                                 ----------
  Total expenses  ..........................................        802,271
                                                                 ----------

  Net investment income  ...................................      4,046,891
                                                                 ----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS (NOTE 4):
Net realized loss on investments in securities  ............       (991,504)
Net realized gain on real estate owned  ....................         27,010
                                                                 ----------

  Net realized loss on investments  ........................       (964,494)
Net change in unrealized appreciation or depreciation of
  investments  .............................................      1,651,870
                                                                 ----------

  Net gain on investments  .................................        687,376
                                                                 ----------

    Net increase in net assets resulting from
      operations  ..........................................     $4,734,267
                                                                 ==========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          5  2000 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS  For the Year Ended November 30,
                      2000
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income ............................................    $  4,849,162
Net expenses ...............................................        (802,271)
                                                                ------------
  Net investment income ....................................       4,046,891
                                                                ------------

Adjustments to reconcile net investment income to net cash
 provided by operating activities:
  Change in accrued interest receivable ....................          55,830
  Net amortization of bond discount and premium ............           2,161
  Change in accrued fees and expenses ......................          12,989
  Change in other assets ...................................           6,622
                                                                ------------
    Total adjustments ......................................          77,602
                                                                ------------

    Net cash provided by operating activities ..............       4,124,493
                                                                ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................      30,617,011
Purchases of investments ...................................     (22,034,568)
Net sales of short-term securities .........................       6,836,303
                                                                ------------

    Net cash provided by investing activities ..............      15,418,746
                                                                ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements .............      (9,420,000)
Retirement of fund shares ..................................      (5,828,397)
Distributions paid to shareholders .........................      (4,050,507)
                                                                ------------

    Net cash used by financing activities ..................     (19,298,904)
                                                                ------------
Net increase in cash .......................................         244,335
Cash at beginning of year ..................................        (196,816)
                                                                ------------

    Cash at end of year ....................................    $     47,519
                                                                ============

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse
    repurchase agreements ..................................    $  1,280,106
                                                                ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          6  2000 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 YEAR ENDED        YEAR ENDED
                                                                  11/30/00          11/30/99
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 4,046,891       $ 4,698,186
Net realized gain (loss) on investments  ...................       (964,494)           77,048
Net change in unrealized appreciation or depreciation of
  investments  .............................................      1,651,870        (2,991,354)
                                                                -----------       -----------

  Net increase in net assets resulting from operations  ....      4,734,267         1,783,880
                                                                -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................     (4,050,507)       (4,766,526)
                                                                -----------       -----------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....     (5,828,397)         (248,648)
                                                                -----------       -----------
  Total decrease in net assets  ............................     (5,144,637)       (3,231,294)

Net assets at beginning of year  ...........................     58,054,282        61,285,576
                                                                -----------       -----------

Net assets at end of year  .................................    $52,909,645       $58,054,282
                                                                ===========       ===========

Undistributed net investment income  .......................    $   375,581       $   379,197
                                                                ===========       ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          7  2000 Annual Report - American Strategic Income Portfolio

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Strategic Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. In addition, the fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol ASP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                      Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

--------------------------------------------------------------------------------

          8  2000 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At November 30, 2000, loans representing 1.1% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 7.4% of total single family principal outstanding at November 30, 2000. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized net realized gains of $27,010 or $0.006 per share on real estate sold during the year ended November 30, 2000.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On November 30, 2000, the fund owned three single family homes with an aggregate value of $262,438, or 0.50% of net assets.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the year ended November 30, 2000, the average borrowings outstanding were $17,538,083 and the average rate was 6.85%.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a

--------------------------------------------------------------------------------

          9  2000 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of November 30, 2000, the fund had no outstanding when-issued or forward commitments.

                      MORTGAGE SERVICING RIGHTS
                      The fund may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

--------------------------------------------------------------------------------

          10  2000 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      The fund has entered into the following agreements with U.S. Bank National Association (U.S. Bank) acting through its division, First American Asset Management (the advisor and administrator):

                      The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the year ended November 30, 2000, the effective investment management fee incurred by the fund was 0.62%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      The administration agreement provides the administrator with a monthly fee based on an annual percentage of the fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the fund). For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund. For the fiscal period from December 1, 1999 through December 31, 1999, the fund paid the administrator a monthly fee in an amount equal to an annual rate of 0.20% of the fund's average weekly net assets. Effective January 1, 2000, the administrator's fee increased to an annual rate of 0.25% of the fund's average weekly net assets. The new administrative fee includes 0.05% for accounting expenses which were previously charged to and paid separately by the fund.

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; expenses related to real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

                      During the year ended November 30, 2000, the fund paid $14,869 for custody services to U.S. Bank.

--------------------------------------------------------------------------------

          11  2000 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the year ended November 30, 2000 aggregated $22,032,407 and $30,617,011, respectively.
                      Included in proceeds from sales are $335,518 from sales of real estate owned and $26,793 from prepayment penalties.

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at November 30, 2000, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

      CAPITAL LOSS
       CARRYOVER    EXPIRATION
      ------------  ----------
       $8,166,919       2003
          964,494       2008
       ----------
       $9,131,413
       ==========

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      RETIREMENT OF FUND SHARES
                      The fund's board of directors has approved continuation of the plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value (NAV). Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 236,151 shares (5% of the outstanding shares as of September 9, 1998).

                      Pursuant to the plan, the fund repurchased and retired the following:

                                                                                       WEIGHTED AVERAGE
          PERIOD                       % OUTSTANDING                                     DISCOUNT FROM
           ENDED        SHARES            SHARES                 COST                         NAV
      ---------------  ---------  -----------------------  ----------------  -------------------------------------
           11/30/99     21,000                  0.45%          $248,648                               7.82%

                      No shares were repurchased during the current fiscal year.

                      REPURCHASE OFFER
                      During the last fiscal year, the fund completed an offer to shareholders to repurchase up to 10% of its outstanding shares at net asset value. The deadline for submitting shares for repurchase was 5:00 p.m. Eastern Time on November 29, 1999. The repurchase price was determined on December 6, 1999, at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern Time). The percentage of outstanding shares repurchased, the number of shares repurchased, the repurchase price per share (net asset value less two cents per share repurchase fee) and proceeds paid on December 10, 1999, by the fund were as follows:

      PERCENTAGE     SHARES     REPURCHASE   PROCEEDS
      REPURCHASED  REPURCHASED    PRICE        PAID
      -----------  -----------  ----------  -----------
             10%      470,032     $12.38    $5,818,996

--------------------------------------------------------------------------------

          12  2000 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

(7) PENDING
    ACQUISITION
 ............................
                      On October 4, 2000, U.S. Bancorp, the parent company of the fund's investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. It is anticipated that this acquisition will be completed in the first quarter of 2001, subject to regulatory approval, the approval of U.S. Bancorp shareholders, and the satisfaction of customary closing conditions.

(8) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN STRATEGIC INCOME PORTFOLIO

                                            Year      Year         Year         Year      Year
                                           Ended     Ended        Ended        Ended     Ended
                                          11/30/00  11/30/99   11/30/98(d)    11/30/97  11/30/96
                                          --------  --------  --------------  --------  --------
PER-SHARE DATA
Net asset value, beginning
  of period ............................   $12.35    $12.98       $12.88       $12.65    $13.13
                                           ------    ------       ------       ------    ------
Operations:
  Net investment income ................     0.97      1.00         1.01         0.97      0.97
  Net realized and unrealized gains
    (losses) on investments ............     0.15     (0.62)        0.06         0.22     (0.10)
                                           ------    ------       ------       ------    ------
    Total from operations ..............     1.12      0.38         1.07         1.19      0.87
                                           ------    ------       ------       ------    ------
Distributions to shareholders:
  From net investment income ...........    (0.96)    (1.01)       (0.97)       (0.96)    (1.35)
                                           ------    ------       ------       ------    ------
Net asset value, end of period .........   $12.51    $12.35       $12.98       $12.88    $12.65
                                           ======    ======       ======       ======    ======
Per-share market value, end of
  period ...............................   $11.19    $11.44       $12.13       $11.88    $11.00
                                           ======    ======       ======       ======    ======
SELECTED INFORMATION
Total return, net asset value (a) ......     9.55%     3.03%        8.56%        9.83%     7.12%
Total return, market value (b) .........     6.68%     2.76%       10.69%       17.41%     1.29%
Net assets at end of period
  (in millions) ........................   $   53    $   58       $   61       $   68    $   66
Ratio of expenses to average weekly net
  assets including interest expense ....     3.92%     3.83%        2.89%        2.56%     2.94%
Ratio of expenses to average weekly net
  assets excluding interest expense ....     1.56%     1.52%        1.47%        1.47%     1.50%
Ratio of net investment income to
  average weekly net assets ............     7.85%     7.86%        7.74%        7.68%     7.67%
Portfolio turnover rate (excluding
  short-term securities) ...............       32%       22%          38%          61%       63%
Amount of borrowings outstanding at end
  of period (in millions) ..............   $   12    $   21       $   17       $   11    $   14
Per-share amount of borrowings
  outstanding at end of period .........   $ 2.77    $ 4.50       $ 3.49       $ 2.10    $ 2.67
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................   $15.28    $16.85       $16.47       $14.98    $15.32
Asset coverage ratio (c) ...............      552%      375%         471%         715%      574%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(d) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL TO U.S. BANK.

--------------------------------------------------------------------------------

          13  2000 Annual Report - American Strategic Income Portfolio

                           INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------


AMERICAN STRATEGIC INCOME PORTFOLIO                                          November 30, 2000
 ...............................................................................................................

                                                             Date                                      Market
Description of Security                                    Acquired   Par Value         Cost          Value (a)
---------------------------------------------------------  --------  -----------     -----------     -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (38.9%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (38.9%):
    FIXED RATE (38.9%):
      9.00%, FHLMC, 7/1/30 ..............................  7/17/00   $ 5,835,882(b)  $ 5,996,902     $ 6,021,930
      6.50%, FNMA, 6/1/29 ...............................   5/4/99     2,767,571       2,747,610       2,689,747
      7.50%, FNMA, 3/1/30 ...............................  3/22/00     6,929,451(b)    6,811,086       6,974,926
      7.50%, FNMA, 5/1/30 ...............................   5/9/00     2,418,457(b)    2,333,280       2,435,095
      8.00%, FNMA, 5/1/30 ...............................   5/9/00     2,437,620(b)    2,405,402       2,484,861
                                                                                     -----------     -----------
                                                                                      20,294,280      20,606,559
                                                                                     -----------     -----------

        Total U.S. Government and Agency Securities  ....                             20,294,280      20,606,559
                                                                                     -----------     -----------

PRIVATE MORTGAGE-BACKED SECURITIES (0.2%):
  FIXED RATE (0.2%):
      12.34%, Minnesota Mortgage
        Corporation, 7/25/14 ............................  5/19/92        36,046(e)       36,835          36,530
      12.47%, Minnesota Mortgage
        Corporation, 10/25/14 ...........................  5/19/92        50,074(e)       51,161          50,747
                                                                                     -----------     -----------
                                                                                          87,996          87,277
                                                                                     -----------     -----------

        Total Private Mortgage-Backed Securities  .......                                 87,996          87,277
                                                                                     -----------     -----------

WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) (80.5%):
  COMMERCIAL LOANS (31.6%):
      Advance Self Storage, 8.88%, 12/1/05 ..............  11/29/00    1,320,000       1,320,000       1,320,000
      Bekins Building, 8.38%, 10/1/04 ...................   9/2/97     1,103,053       1,103,053       1,112,911
      El Centro Market Place, 9.63%, 9/1/01 .............   8/5/99       741,293         741,293         746,160
      James Plaza, 8.43%, 12/1/01                          11/15/96    1,135,890       1,135,890       1,140,711
      Main Street Office Building, 8.38%, 11/1/07 .......  10/21/97      864,384         862,943         882,658
      One Eastern Heights Office Building,
        8.21%, 12/1/07 ..................................  11/7/97     1,056,747       1,056,747       1,070,480
      Pacific Periodicals Building, 8.03%, 1/1/08 .......  12/9/97     1,326,047       1,326,047       1,328,264
      Pine Island Office Building, 8.03%, 11/2/02 .......  10/8/97     1,560,130       1,560,130       1,561,755
      Rice Street Convention Center, 8.98%, 2/1/04 ......  1/23/97       810,188         810,188         821,691
      Schendel Office Building, 8.20%, 10/1/07 ..........  9/30/97     1,148,923       1,148,923       1,157,047
      Schendel Retail Center, 8.58%, 9/1/07 .............  8/28/97       753,697         753,697         761,667
      Shallowford Business Park, 9.13%, 7/1/01 ..........  6/25/96     1,560,129       1,559,956       1,599,870
      Sherwin Williams, 8.50%, 1/1/04 ...................  12/20/96    1,375,283       1,375,283       1,381,249
      Stephens Retail Center, 9.23%, 8/1/03 .............   9/6/96     1,140,046       1,135,296       1,165,559

                                                             Date                                      Market
Description of Security                                    Acquired   Par Value         Cost          Value (a)
---------------------------------------------------------  --------  -----------     -----------     -----------
      Union Hill Village Office Buliding,
        7.88%, 10/1/08 ..................................  9/30/98   $   663,705     $   663,705     $   657,400
                                                                                     -----------     -----------
                                                                                      16,553,151      16,707,422
                                                                                     -----------     -----------

  MULTIFAMILY LOANS (34.2%):
      Applewood Manor, 8.63%, 1/1/01 ....................  12/23/93      655,020         651,745         655,020
      Cedar Lake and Riverbend Apartments,
        19.88%, 7/1/03                                     6/27/00     1,900,000       1,900,000       1,938,000
      Charleston Plaza Apartments, 7.38%, 7/1/08 ........   7/1/98     1,544,380       1,544,380       1,522,526
      Franklin Woods Apartments, 9.78%, 3/1/10 ..........  2/24/95     1,186,625       1,183,417       1,245,956
      Garden Oaks Apartments, 8.43%, 4/1/06 .............   3/7/96     1,744,838       1,741,563       1,800,130
      Garden Park Apartments, 9.75%, 6/1/02 .............   5/2/00       900,000         900,000         918,000
      Mark Twain Apartments, 7.88%, 2/1/03 ..............   1/9/98       961,331         961,331         824,797
      Royal Knight Apartments, 8.38%, 4/1/06 ............   3/4/96     1,535,091       1,531,733       1,574,373
      Rush Oaks Apartments, 7.78%, 12/1/07 ..............  11/26/97      531,740         531,740         532,653
      Sadletree Apartments, 10.23%, 12/1/01 .............  11/18/98    1,891,902       1,872,983       1,891,902
      Stanley Court Apartments, 8.38%, 11/1/02 ..........  10/31/95    1,050,393       1,047,051       1,062,961
      Union Hill Village Townhomes, 7.88%, 10/1/08 ......  9/30/98       940,576         940,576         946,919
      Vanderbilt Condominiums, 8.06%, 10/1/09 ...........  9/29/99     1,189,444       1,189,444       1,208,746
      Westhollow Place Apartments, 8.46%, 4/1/03 ........  3/20/96       960,868         951,260         976,912
      Woodland Garden Apartments, 7.38%, 9/1/08 .........  8/26/98     1,042,761       1,042,761       1,021,768
                                                                                     -----------     -----------
                                                                                      17,989,984      18,120,663
                                                                                     -----------     -----------

  SINGLE FAMILY LOANS (14.7%):
      Aegis, 9.22%, 3/26/10 .............................  10/26/95      160,975         152,073         159,364
      Aegis II, 9.65%, 1/28/14 ..........................  12/28/95      310,842         284,809         319,402
      American Bank, Mankato, 10.00%, 12/10/12 ..........  12/15/92       38,044          31,059          39,185
      American Portfolio, 7.32%, 10/18/15 ...............  7/18/95       200,653         191,135         192,633
      Anivan, 8.25%, 4/14/12 ............................  6/14/96       234,904         236,423         234,013
      Bank of New Mexico, 9.32%, 3/31/10 ................  5/31/96       356,392         349,757         356,733
      Bluebonnet Savings and Loan II,
        11.60%, 8/31/10 .................................  5/22/92        25,941          25,418          24,594
      Bluebonnet Savings and Loan, 8.29%, 8/31/10 .......  5/22/92       699,872         641,205         690,218
      CLSI Allison Williams, 10.26%, 8/1/17 .............  2/28/92       312,017         286,978         318,285
      Crossroads Savings and Loan, 9.33%, 1/1/21 ........   1/7/92       255,932         240,691         260,446
      Crossroads Savings and Loan II, 10.05%, 1/1/21 ....   1/7/92       159,346         150,695         154,464
      Fairbanks, Utah, 10.35%, 9/23/15 ..................  5/21/92        49,142          41,709          48,500
      First Boston Mortgage Pool #5, 9.12%, 6/29/03 .....  6/23/92       289,848         236,896         292,864

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          14  2000 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)

                                                             Date      Shares/                         Market
Description of Security                                    Acquired   Par Value         Cost          Value (a)
---------------------------------------------------------  --------  -----------     -----------     -----------
      Hamilton Financial, 8.68%, 6/29/10 ................   7/8/92   $   112,762     $   103,459     $   112,278
      Huntington MEWS, 9.87%, 8/1/17 ....................  1/22/92       576,935         498,079         558,635
      Knutson Mortgage Portfolio #1, 8.78%, 8/1/17 ......  2/26/92       607,352         579,550         611,566
      Knutson Mortgage Portfolio #2, 9.28%, 9/25/17 .....  5/28/92       371,958         342,946         381,903
      McClemore, Matrix Funding Corporation,
        10.86%, 9/30/12 .................................   9/9/92       465,919         442,623         454,386
      Meridian, 9.59%, 12/1/20 ..........................  12/21/92      515,301         491,468         529,676
      Nomura III, 8.92%, 4/29/17 ........................  9/29/95     1,248,490       1,130,219       1,179,750
      Rand Mortgage Corporation, 9.58%, 8/1/17 ..........  2/21/92       185,362         151,928         190,807
      Salomon II, 9.21%, 11/23/14 .......................  12/23/94      476,687         414,928         482,416
      Valley Bank of Commerce, N.M., 8.44%, 8/31/10 .....   5/7/92       167,328         142,340         165,945
                                                                                     -----------     -----------
                                                                                       7,166,388       7,758,063
                                                                                     -----------     -----------

        Total Whole Loans and Participation Mortgages
          (c,d,e)  ......................................                             41,709,523      42,586,148
                                                                                     -----------     -----------

MORTGAGE SERVICING RIGHTS (e,f) (0.3%):
      Matrix Servicing Rights, 0.12%, 7/10/22 ...........  7/10/92    25,935,646         217,205         172,498
                                                                                     -----------     -----------
RELATED PARTY MONEY MARKET FUND (1.1%):
      First American Prime Obligations Fund .............  11/30/00      555,251(g)      555,251         555,251
                                                                                     -----------     -----------

        Total Investments in Securities (h)  ............                            $62,864,255     $64,007,733
                                                                                     ===========     ===========

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON NOVEMBER 30, 2000, SECURITIES VALUED AT $17,916,812 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                   NAME OF
                                                                   BROKER
                    ACQUISITION                     ACCRUED    AND DESCRIPTION
        AMOUNT         DATE      RATE*     DUE      INTEREST    OF COLLATERAL
      -----------   -----------  -----   --------   --------   ---------------
      $ 1,018,000    11/15/00    6.58%   12/15/00     2,977           (1)
        5,985,000    11/15/00    6.58%   12/15/00    17,502           (2)
        2,382,000    11/15/00    6.57%   12/15/00     6,956           (3)
        2,320,000    11/15/00    6.57%   12/15/00     6,774           (4)
      -----------                                   -------
      $11,705,000                                   $34,209
      ===========                                   =======

    * INTEREST RATE AS OF NOVEMBER 30, 2000. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

    Name of broker and description of collateral:
             (1) MORGAN STANLEY DEAN WITTER;
                FNMA, 7.50%, 3/1/30, $6,929,451 PAR
             (2) MORGAN STANLEY DEAN WITTER;
                FHLMC, 9.00%, 7/1/30, $5,835,882 PAR
             (3) NOMURA;
                FNMA, 8.00%, 5/1/30, $2,437,620 PAR
             (4) NOMURA;
                FNMA, 7.50%, 5/1/30, $2,418,457 PAR

             THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH NOMURA. THE
               AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $15,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.25% TO NOMURA ON ANY UNUSED PORTION OF THE $15,000,000 LENDING COMMITMENT.
    (c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON NOVEMBER 30, 2000. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 2000.
    (d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

    Commercial Loans:
             ADVANCE SELF STORAGE - LINCOLN, NE
             BEKINS BUILDING - COLORADO SPRINGS, CO
             EL CENTRO MARKET PLACE - TX
             JAMES PLAZA - HOUSTON, TX
             MAIN STREET OFFICE BUILDING - PARK CITY, UT
             ONE EASTERN HEIGHTS OFFICE BUILDING - WOODBURY, MN
             PACIFIC PERIODICALS BUILDING - LAKEWOOD, WA
             PINE ISLAND OFFICE BUILDING - PLANTATION, FL
             RICE STREET CONVENTION CENTER - ROSEVILLE, MN
             SCHENDEL OFFICE BUILDING - BEAVERTON, OR
             SCHENDEL RETAIL CENTER - BEAVERTON, OR
             SHALLOWFORD BUSINESS PARK - CHATANOOGA, TN
             SHERWIN WILLIAMS - ORLANDO, FL
             STEPHENS RETAIL CENTER - MISSOULA, MT
             UNION HILL VILLAGE OFFICE BUILDING - SPENCERPORT, NY

    Multifamily Loans:
             APPLEWOOD MANOR - DULUTH, MN
             CEDAR LAKE AND RIVERBEND APARTMENTS - NORMAN, OK CHARLESTON PLAZA APARTMENTS - LAS VEGAS, NV FRANKLIN WOODS APARTMENTS - FRANKLIN, NH
             GARDEN OAKS APARTMENTS - COON RAPIDS, MN
             GARDEN PARK APARTMENTS - LAS VEGAS, NV
             MARK TWAIN APARTMENTS - MESA, AZ
             ROYAL KNIGHT APARTMENTS - MEMPHIS, TN
             RUSH OAKS APARTMENTS - LAPORTE, TX
             SADLETREE APARTMENTS - SCOTTSDALE, AZ
             STANLEY COURT APARTMENTS - BLOOMINGTON, MN
             UNION HILL VILLAGE TOWNHOMES - SPENCERPORT, NY VANDERBILT CONDOMINIUMS - AUSTIN, TX
             WESTHOLLOW PLACE APARTMENTS - HOUSTON, TX
             WOODLAND GARDEN APARTMENTS - ARLINGTON, WA

    Single Family Loans:
             AEGIS - 9 LOANS, MIDWESTERN UNITED STATES
             AEGIS II - 4 LOANS, MIDWESTERN UNITED STATES
             AMERICAN BANK, MANKATO - 1 LOAN, MINNESOTA
             AMERICAN PORTFOLIO - 5 LOANS, TEXAS AND CALIFORNIA
             ANIVAN - 3 LOANS, MARYLAND, NEW JERSEY, VIRGINIA
             BANK OF NEW MEXICO - 9 LOANS, NEW MEXICO
             BLUEBONNET SAVINGS AND LOAN - 20 LOANS, TEXAS
             BLUEBONNET SAVINGS AND LOAN II - 4 LOANS, TEXAS
             CLSI ALLISON WILLIAMS - 23 LOANS, TEXAS
             CROSSROADS SAVINGS AND LOAN - 8 LOANS, OKLAHOMA
             CROSSROADS SAVINGS AND LOAN II - 7 LOANS, OKLAHOMA
             FAIRBANKS, UTAH - 2 LOANS, UTAH
             FIRST BOSTON MORTGAGE POOL #5 - 10 LOANS, UNITED STATES
             HAMILTON FINANCIAL - 1 LOAN, CALIFORNIA
             HUNTINGTON MEWS - 14 LOANS, NEW JERSEY
             KNUTSON MORTGAGE PORTFOLIO #1 - 12 LOANS, MIDWESTERN UNITED STATES KNUTSON MORTGAGE PORTFOLIO #2 - 7 LOANS, MIDWESTERN UNITED STATES MCCLEMORE, MATRIX FUNDING CORPORATION - 6 LOANS, NORTH CAROLINA

--------------------------------------------------------------------------------

          15  2000 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
             MERIDIAN - 8 LOANS, CALIFORNIA
             NOMURA III - 23 LOANS, MIDWESTERN UNITED STATES
             RAND MORTGAGE CORPORATION - 5 LOANS, TEXAS
             SALOMON II - 12 LOANS, MIDWESTERN UNITED STATES
             VALLEY BANK OF COMMERCE, N.M. - 12 LOANS, NEW MEXICO

    (e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON NOVEMBER 30, 2000, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $42,845,923 OR 81.0% OF TOTAL NET ASSETS.
    (f) INTEREST RATE DISCLOSED REPRESENTS THE CURRENT YIELD BASED ON THE CURRENT COST BASIS AND ESTIMATED FUTURE CASH FLOWS.
    (g) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHO ALSO SERVES AS THE ADVISOR FOR THIS FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
    (h) ON NOVEMBER 30, 2000, THE COST OF INVESTMENTS IN SECURITIES, INCLUDING REAL ESTATE OWNED, FOR INCOME TAX PURPOSES WAS $63,122,120. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, INCLUDING REAL ESTATE OWNED, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $1,440,261
      GROSS UNREALIZED DEPRECIATION.......    (292,210)
                                            ----------
        NET UNREALIZED APPRECIATION.......  $1,148,051
                                            ==========

--------------------------------------------------------------------------------

          16  2000 Annual Report - American Strategic Income Portfolio

                 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      AMERICAN STRATEGIC INCOME PORTFOLIO INC.

                      We have audited the accompanying statement of assets and liabilities of American Strategic Income Portfolio Inc., including the schedule of investments in securities, as of November 30, 2000, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for each of the three years in the period ended November 30, 1998, were audited by other auditors whose report dated January 8, 1999, expressed an unqualified opinion.

                      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included examination or confirmation of securities owned as of November 30, 2000, with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the 2000 and 1999 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. at November 30, 2000, and the results of its operations and cash flows for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

                      Minneapolis, Minnesota
                      January 8, 2001

--------------------------------------------------------------------------------

          17  2000 Annual Report - American Strategic Income Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on August 3, 2000. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The fund's shareholders elected to decrease the size
                          of its Board of Directors to eight directors. The following votes were cast regarding this matter:

    SHARES           SHARES          BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 -------------  -----------------  -----------  ---------
    4,096,122           17,922         44,667          --

                      (2) The fund's shareholders elected the following
                          directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Robert J. Dayton .......................     4,114,889            43,822
Roger A. Gibson ........................     4,114,889            43,822
Andrew M. Hunter III ...................     4,114,889            43,822
Leonard W. Kedrowski ...................     4,115,022            43,689
John M. Murphy, Jr. ....................     4,114,342            44,369
Robert L. Spies ........................     4,110,870            47,841
Joseph D. Strauss ......................     4,114,603            44,108
Virginia L. Stringer ...................     4,112,576            46,135

                      (3) The fund's shareholders ratified the selection by the
                          fund's Board of Directors of Ernst & Young as the independent public accountants for the fund for the fiscal year ending November 30, 2000. The following votes were cast regarding this matter:

    SHARES           SHARES          BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 -------------  -----------------  -----------  ---------
    4,112,111            8,093         38,506          --

                      (4) The fund's shareholders voted on a proposal to change
                          the fund's investment restriction governing investments in real estate. This proposal did not pass. The following votes were cast regarding this matter:

    SHARES           SHARES          BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 -------------  -----------------  -----------  ---------
    1,321,156         1,413,183        47,553          --

                      SHARE REPURCHASE PROGRAM
                      Your fund's board of directors has approved the continuation of the Fund's share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Cumulative repurchases under the program cannot exceed 5% of the fund's outstanding shares as of September 9, 1998
                      (236,151 shares).

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS? We do not expect any adverse impact on the advisor's ability to manage the fund.

--------------------------------------------------------------------------------

          18  2000 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value per share. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

                      TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                      If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call EquiServe at
                      1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                      Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before the next dividend and/or capital gains distribution.

                      PLAN ADMINISTRATION
                      Beginning no more than 5 business days before the dividend payment date, EquiServe will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend,

--------------------------------------------------------------------------------

          19  2000 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or
                      (b) 95% of the closing market price per share on the payment date.

                      By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

                      There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                      EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                      TAX INFORMATION
                      Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHDRAWAL
                      If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                      If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

--------------------------------------------------------------------------------

          20  2000 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      PLAN AMENDMENT/TERMINATION
                      The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                      Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 8218, Boston, Massachusetts 02266, 1-800-543-1627.

--------------------------------------------------------------------------------

          21  2000 Annual Report - American Strategic Income Portfolio

               FEDERAL INCOME TAX INFORMATION
AMERICAN STRATEGIC INCOME PORTFOLIO
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                              AMOUNT
------------                              -------
December 27, 1999 ......................  $0.0850
January 12, 2000 .......................   0.0850
February 23, 2000 ......................   0.0850
March 29, 2000 .........................   0.0850
April 26, 2000 .........................   0.0850
May 24, 2000 ...........................   0.0850
June 28, 2000 ..........................   0.0850
July 26, 2000 ..........................   0.0725
August 23, 2000 ........................   0.0725
September 27, 2000 .....................   0.0725
October 25, 2000 .......................   0.0725
November 21, 2000 ......................   0.0725
                                          -------
  Total ................................  $0.9575
                                          =======

--------------------------------------------------------------------------------

          22  2000 Annual Report - American Strategic Income Portfolio

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      American Strategic Income Portfolio
      2000 ANNUAL REPORT
















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